UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2005

DEL LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-5439	13-1953103
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

178 EAB Plaza Uniondale, NY		11556
(Address of principal executive offices)		(Zip Code)

(516) 844-2020
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 20, 2005, Del Laboratories, Inc. issued a press release announcing the pricing of its senior secured floating rate notes due 2011 offered in a private placement. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release, dated October 20, 2005, issued by Del Laboratories, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL LABORATORIES, INC.

By:	/s/ Joseph Sinicropi
Name:	Joseph Sinicropi
Title:	Executive Vice President and Chief Financial Officer

Date: October 20, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release, dated October 20, 2005, issued by Del Laboratories, Inc.